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                                      ETOYS INC.




                                 AMENDED AND RESTATED

                             INVESTORS' RIGHTS AGREEMENT




                                     JUNE 4, 1998




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                                      ETOYS INC.

                   AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     This Amended and Restated Investors' Rights Agreement (the "AGREEMENT") is made as of the 4th day of June, 1998, by and among eToys Inc., a Delaware corporation (the "COMPANY"), Edward C. Lenk and Frank C. Han, each of whom is herein referred to as a "FOUNDER", the prior investors listed on EXHIBIT A hereto (the "PRIOR INVESTORS") and the new investors listed on EXHIBIT B hereto (the "NEW INVESTORS"). The Prior Investors and the New Investors are referred to herein collectively as the "INVESTORS" and each individually as an "INVESTOR".

                                       RECITALS

     The Company, the Founders and the Prior Investors entered into an Investors' Rights Agreement on December 23, 1997 (the "EXISTING AGREEMENT").

     The Company and the New Investors have entered into a Series B Preferred Stock Purchase Agreement (the "PURCHASE AGREEMENT") of even date herewith pursuant to which the Company desires to sell to the New Investors and the New Investors desire to purchase from the Company shares of the Company's Series B Preferred Stock. A condition to the New Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Prior Investors enter into this Agreement in order to provide the New Investors with (i) certain rights to register shares of the Company's Common Stock issuable upon conversion of the Series B Preferred Stock held by the New Investors, (ii) certain rights to receive or inspect information pertaining to the Company, and (iii) a right of first offer with respect to certain issuances by the Company of its securities. The Company, the Prior Investors and the Founders each desire to induce the New Investors to purchase shares of Series B Preferred Stock pursuant to the Purchase Agreement by agreeing to amend and restate the terms and conditions of the Existing Agreement as set forth herein.

                                      AGREEMENT

     The parties hereby agree as follows:

     1. REGISTRATION RIGHTS. The Company and the Investors covenant and agree as follows:

          1.1  DEFINITIONS.  For purposes of this Section 1:

               (a) The terms "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the declaration or ordering of effectiveness of such registration statement or document;

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               (b)  The term "REGISTRABLE SECURITIES" means (i) the shares of
Common Stock issuable or issued upon conversion of the Series A Preferred Stock,
(ii) the shares of Common Stock issuable or issued upon conversion of the Series B Preferred Stock, (iii) the shares of Common Stock issued to the Founders (the "FOUNDERS' STOCK"), PROVIDED, HOWEVER, that for the purposes of
Section 1.2, 1.4 or 1.13 the Founders' Stock shall not be deemed Registrable Securities and the Founders shall not be deemed Holders, and (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) and (ii); PROVIDED, HOWEVER, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

               (c) The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

               (d) The term "HOLDER" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 hereof;

               (e) The term "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act; and

               (f)  The term "SEC" means the Securities and Exchange Commission.

          1.2  REQUEST FOR REGISTRATION.

               (a) If the Company shall receive at any time after the earlier of (i) November 26, 2002, or (ii) one hundred eighty (180) days after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of twenty-five percent (25%) or more of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least twenty-five percent (25%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the Securities Act of all


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

Registrable Securities which the Holders request to be registered within twenty
(20) days of the mailing of such notice by the Company in accordance with
Section 3.5.

               (b) If the Holders initiating the registration request hereunder ("INITIATING HOLDERS") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; PROVIDED, HOWEVER, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; PROVIDED, HOWEVER, that the Company may not utilize this right more than once in any twelve-month period.

               (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                    (i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                    (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof;

provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                    (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

          1.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of not less than twenty-five percent (25%) of the Registrable Securities then outstanding, or a lesser percentage if the aggregate offering price of the Registrable Securities to be included in the registration is at least $5,000,000, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $2,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the

President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.4; PROVIDED, HOWEVER, that the Company shall not utilize this right more than once in any twelve month period; (iv) if the Company has already effected three registrations on Form S-3 for the Holders pursuant to this Section 1.4; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

          1.5  OBLIGATIONS OF THE COMPANY.  Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of at least twenty-five percent (25%) majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty
(120) days.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.


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

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          1.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's


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

obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(2), whichever is applicable.

          1.7  EXPENSES OF REGISTRATION.

               (a) DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to
Section 1.2.

               (b) COMPANY REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

               (c) REGISTRATION ON FORM S-3. All expenses incurred in connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, and counsel for the Company, and any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company.

          1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such


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quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall: (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder's securities are included; or (ii) notwithstanding (i) above, any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering; or (iii) any securities held by a Founder be included if any securities held by any selling Holder are excluded. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership, limited liability company or corporation, the partners, retired partners, members and stockholders of such holder, or the estates and family members of any such partners, retired partners and members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "SELLING STOCKHOLDER," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and the partners, officers, directors and stockholders of each Holder, and any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

               (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; PROVIDED, that in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control. The Company acknowledges that an agreement by a Holder to indemnify and hold harmless the indemnitees and their affiliates and controlling persons which is broader than the indemnification contained in this
Section 1.10 shall not be considered a conflict between the terms of this
Section 1.10 and the indemnification and contribution provisions contained in the underwriting agreement.

               (f)  The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.12 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least 500,000 shares of such securities (subject to stock splits, combinations and the like) or all of such Holder's shares, if less, PROVIDED the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and PROVIDED, FURTHER, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership or limited liability company who are partners or retired partners of such partnership or members of such limited liability company (including spouses and ancestors, lineal descendants and siblings of such partners or members or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company, as the case may be; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

          1.13 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 1.2.

          1.14 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that, during the period of duration (up to, but not exceeding, 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; PROVIDED, HOWEVER, that:

               (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

               (b) all officers and directors of the Company, all one-percent securityholders, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.14.

          Notwithstanding the foregoing, the obligations described in this
Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

          1.15 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of
(i) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Securities Act in connection with the initial firm commitment underwritten offering of its securities to the general public, or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares during a three (3)-month period without registration.

     2.   COVENANTS OF THE COMPANY.

          2.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Investor holding, and to transferees of, at least 500,000 shares of Registrable Securities (subject to stock splits, combinations and the like):

               (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

               (b) as soon as practicable, but in any event within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

               (c) within thirty (30) days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

               (d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

               (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so; and

               (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time reasonably request; PROVIDED, HOWEVER, that the Company shall not be obligated under this subsection (f) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

          2.2 INSPECTION. The Company shall permit each Investor who holds not less than 500,000 shares of Registrable Securities (subject to stock splits, combinations and the like), at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; PROVIDED, HOWEVER, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          2.3 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this
Section 2.3, a "MAJOR INVESTOR" shall mean any person who holds at least 500,000 shares of Series A and/or B Preferred Stock (or the Common Stock issued upon conversion thereof) (as adjusted for stock splits, stock dividends, recapitalizations (subject to stock splits, combinations and the like), issued pursuant to the Purchase Agreement or the Series A Preferred Stock Purchase Agreement dated as of December 23, 1997. For purposes of this Section 2.3, Major Investor includes any partners and other affiliates of a Major Investor.
A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates in such proportions as it deems appropriate.

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("SHARES"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

               (a) The Company shall deliver a notice by certified mail ("NOTICE") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (b) Within 20 calendar days after delivery of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all outstanding convertible or exercisable securities then held, by such Major Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). The Company shall promptly, in writing, inform each Major Investor that purchases all the shares available to it (each, a "FULLY-EXERCISING INVESTOR") of any other Major Investor's failure to do likewise. During the ten (10)-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all outstanding convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

               (c) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

               (d) The right of first offer in this paragraph 2.3 shall not be applicable (i) to the issuance or sale of up to 5,800,000 shares Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors, including options to purchase 1,903,000 shares of Common Stock outstanding on the date hereof, (ii) to or after consummation of a public offering of shares of Common Stock, (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities which were originally excluded from this Section 2.3,
(iv) to the issuance of securities in connection with a bona fide business acquisition by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) to the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions, which issuances are primarily for other than equity financing purposes and provided that the aggregate of such issuance and similar issuances in the preceeding twelve month period do not exceed 1% of the then outstanding Common Stock of the Company (assuming full conversion and exercise of all outstanding convertible and exercisable securities), (vi) to the issuance or sale of the Series B Preferred Stock, or (vii) the issuance of securities pursuant to a stock split, stock dividend, recapitalization or other combination.

               2.4 TERMINATION OF COVENANTS. The covenants set forth in Sections 2.1 through Section 2.3 shall terminate as to each Investor and be of no further force or effect (i) immediately prior to the consummation of the Company's initial public offering of shares of its Common Stock registered under the Securities Act, or (ii) when the Company shall sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this subsection (ii) shall not apply to
(x) a merger effected exclusively for the purpose of changing the domicile of the Company, or (y) a merger or consolidation in which the holders of the Company's voting securities immediately prior to such transaction continue to own more than fifty percent (50%) of the voting power of the surviving or resulting entity. The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Investor and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of

Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in (i) or (ii) above.

     3.   MISCELLANEOUS.

          3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Series A and/or B Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

          3.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.5 NOTICES. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or on EXHIBIT A hereto or as subsequently modified by written notice.

          3.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          3.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 66 2/3% of the Registrable Securities then outstanding, not including the Founders' Stock; provided that if such amendment has the effect of affecting the Founders' Stock (i) in a manner different than securities issued to the Investors and (ii) in a manner adverse to the interests of the holders of the Founders' Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders' Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          3.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          3.9 AGGREGATION OF STOCK. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     3.10 TERMINATION OF EXISTING AGREEMENT. This Agreement contains the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof except for the Intel Letter Agreement of even date herewith, the terms of which are expressly incorporated herein by reference. The signatories to this Agreement (other than the Company), as the holders of more than sixty six and two thirds (66 2/3%) in interest of the Registrable Securities (as defined in the Existing Agreement), hereby agree that the Existing Agreement is hereby amended and restated in its entirety by this Agreement, and the Existing Agreement shall be of no further force or effect.


                               [Signature Page Follows]

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

                                   COMPANY:


                                   eTOYS INC.



                                   By:  /s/ Edward C. Lenk
                                        ----------------------------------------
                                        Edward C. Lenk
                                        President and Chief Executive officer

                                        Address:  1640 Fifth Street, Suite 124
                                                  Santa Monica, CA  90401
                                        Fax:      (310) 576-7784



                            SIGNATURE PAGE TO eTOYS INC.
                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:

                                   DYNAFUND LP


                                   By:  /s/ Denny R. S. Ko
                                      ------------------------------------------

                                   Name: Denny R. S. Ko
                                        ----------------------------------------
                                                       (print)

                                   Title:  General Partner
                                         ---------------------------------------

                                   Address:  illegible
                                           -------------------------------------
                                             illegible
                                           -------------------------------------
                                   Fax:    310-543-8733
                                           -------------------------------------



                                   DYNAFUND INTERNATIONAL LP


                                   By:  /s/ Denny R. S. Ko
                                      ------------------------------------------

                                   Name:  Denny R. S. Ko
                                        ----------------------------------------
                                                       (print)

                                   Title:  General Partner
                                         ---------------------------------------

                                   Address:  Illegible
                                           -------------------------------------
                                             Illegible
                                           -------------------------------------
                                   Fax:     310-543-8733
                                           -------------------------------------

                            SIGNATURE PAGE TO eTOYS INC.
                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTOR:

                                   INTEL CORPORATION

                                   By:  Illegible
                                      ------------------------------------------

                                   Name:  Illegible
                                        ----------------------------------------
                                                       (print)

                                   Title:
                                         ---------------------------------------

                                   Address:  2200 Mission College Blvd.
                                             Santa Clara, CA  95052
                                   Attn:     Treasurer
                                   Fax:      (408) 765-6038


                            SIGNATURE PAGE TO eTOYS INC.
                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:

                                   MOORE GLOBAL INVESTMENTS, LTD.
                                   By:  Moore Capital Management, Inc.
                                   Its:  Trading Advisor


                                   By:  /s/ Savvas Savvinidis
                                      ------------------------------------------

                                   Name:  Savvas Savvinidis
                                        ----------------------------------------
                                                       (print)

                                   Title:  Director of Operations
                                         ---------------------------------------
                                   Address:  c/o Citco Fund Services (Bahamas),
                                             Ltd.
                                             Bahamas Financial Center
                                             Charlotte & Shirley Street
                                             P.O. Box CB 13136
                                             Nassau, Bahamas
                                   Fax:      242-356-0223
                                             -----------------------------------


                                   REMINGTON INVESTMENTS STRATEGIES, L.P.
                                   By:  Moore Capital Advisors, L.L.C.
                                   Its:  General Partner


                                   By:  /s/ Savvas Savvinidis
                                      ------------------------------------------

                                   Name:  Savvas Savvinidis
                                        ----------------------------------------
                                                       (print)

                                   Title:  Director of Operations
                                         ---------------------------------------
                                   Address:  1251 Avenue of the Americas
                                             New York, New York  10020
                                   Fax:      212-582-9813
                                             -----------------------------------

                            SIGNATURE PAGE TO eTOYS INC.
                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:

                                   MULTI-STRATEGIES FUND, L.P.
                                   By:  Moore Capital Advisors, L.L.C.
                                   Its:  General Partner


                                   By: /s/ Savvas Savvinidis
                                      ------------------------------------------

                                   Name:  Savvas Savvinidis
                                        ----------------------------------------
                                                       (print)

                                   Title:  Director of Operations
                                         ---------------------------------------

                                   Address:  1251 Avenue of the Americas
                                             New York, New York  10020
                                   Fax:      212-582-9813
                                             -----------------------------------


                                   MULTI-STRATEGIES FUND LTD.
                                   By:  Moore Capital Management, Inc.
                                   Its:  Trading Advisor



                                   By:  /s/ Savvas Savvinidis
                                      ------------------------------------------

                                   Name:  Savvas Savvinidis
                                        ----------------------------------------
                                                       (print)

                                   Title:  Director of Operations
                                         ---------------------------------------

                                   Address:  c/o Citco Fund Services (Bahamas),
                                             Ltd.
                                             Bahamas Financial Center
                                             Charlotte & Shirley Street
                                             P.O. Box CB 13136
                                             Nassau, Bahamas
                                   Fax:      242-356-0223
                                             -----------------------------------


                            SIGNATURE PAGE TO eTOYS INC.
                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:


                                   /s/ Glen R. Van Ligten
                                   ---------------------------------------------
                                   Glen R. Van Ligten

                                   Address:  c/o Venture Law Group
                                             2800 Sand Hill Road
                                             Menlo Park, CA 94025
                                   Fax:      (650) 854-1121


                                   /s/ James L. Brock
                                   ----------------------------------------
                                   James L. Brock

                                   Address:  c/o Venture Law Group
                                             2800 Sand Hill Road
                                             Menlo Park, CA 94025
                                   Fax:      (650) 854-1121


                            SIGNATURE PAGE TO eTOYS INC.
                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:

                                   HIGHLAND CAPITAL PARTNERS III LIMITED
                                   PARTNERSHIP

                                   By:  Highland Management Partners III
                                        Limited Partnership, its General Partner



                                   By:  /s/ Daniel J. Nova
                                      ------------------------------------------

                                   Name:  Daniel J. Nova
                                        ----------------------------------------
                                                       (print)

                                   Title:  General Partner
                                         ---------------------------------------
                                   Address:  c/o Highland Capital Partners
                                             Two International Place
                                             Boston, MA  02110
                                   Fax:      (617) 531-1550



                                   HIGHLAND ENTREPRENEURS' FUND III LIMITED
                                   PARTNERSHIP

                                   By:  HEF III, LLC, its General Partner



                                   By:  /s/ Daniel J. Nova
                                      ------------------------------------------

                                   Name:  Daniel J. Nova
                                        ----------------------------------------
                                                       (print)

                                   Title:  Member
                                         ---------------------------------------

                                   Address:  c/o Highland Capital Partners
                                             Two International Place
                                             Boston, MA  02110
                                   Fax:      (617) 531-1550


                            SIGNATURE PAGE TO eTOYS INC.
                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:

                                   idealab! CAPITAL PARTNERS I-A, LP
                                   By its General Partner,
                                   idealab! Capital Management I, LLC



                                   By:  /s/ William Elkus
                                        ----------------------------------------
                                        William Elkus
                                        Managing Member

                                   Address:  c/o idealab! Capital Partners
                                             130 West Union Street
                                             Pasadena, CA  91103
                                   Fax:      (626) 535-2881



                                   idealab! CAPITAL PARTNERS I-B, LP
                                   By its General Partner,
                                   idealab! Capital Management I, LLC



                                   By:  /s/ William Elkus
                                        ----------------------------------------
                                        William Elkus
                                        Managing Member

                                   Address:  c/o idealab! Capital Partners
                                             130 West Union Street
                                             Pasadena, CA  91103
                                   Fax:      (626) 535-2881


                            SIGNATURE PAGE TO eTOYS INC.
                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:

                                   BESSEMER VENTURE PARTNERS IV L.P.
                                   By:  Deer IV & Co. LLC, General Partner


                                   By:  /s/ Robert H. Buescher
                                      ------------------------------------------
                                   Name:     Robert H. Buescher
                                   Title:    Manager

                                   Address:  1400 Old Country Road, Suite 407
                                             Westbury, NY  11590
                                   Fax:      (516) 997-2371


                                   BESSEMER VENTURE INVESTORS L.P.
                                   By:  Deer IV & Co. LLC, General Partner


                                   By:  /s/ Robert H. Buescher
                                      ------------------------------------------
                                   Name:     Robert H. Buescher
                                   Title:    Manager


                                   Address:  1400 Old Country Road, Suite 407
                                             Westbury, NY  11590
                                   Fax:      (516) 997-2371


                                   BESSEC VENTURES IV L.P.
                                   By:  Deer IV & Co. LLC, General Partner


                                   By:  /s/ Robert H. Buescher
                                      ------------------------------------------
                                   Name:     Robert H. Buescher
                                   Title:    Manager


                                   Address:  1400 Old Country Road, Suite 407
                                             Westbury, NY  11590
                                   Fax:      (516) 997-2371


                            SIGNATURE PAGE TO eTOYS INC.
                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:

                                   SEQUOIA CAPITAL VIII
                                   SEQUOIA INTERNATIONAL
                                      TECHNOLOGY PARTNERS
                                   SEQUOIA INTERNATIONAL
                                      TECHNOLOGY PARTNERS Q
                                   CMS
                                   SEQUOIA 1997



                                   By:  /s/ Michael Moritz
                                      ------------------------------------------

                                   Name:  Michael Moritz
                                        ----------------------------------------
                                                       (print)

                                   Title:
                                         ---------------------------------------

                                   Address:  3000 Sand Hill Road
                                             Building 4, Suite 280
                                             Menlo Park, CA  94025
                                   Fax:      (650) 854-2977


                            SIGNATURE PAGE TO eTOYS INC.
                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:

                                   VLG INVESTMENTS 1998



                                   By:   /s/ Illegible
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------
                                                       (print)

                                   Title:
                                         ---------------------------------------

                                   Address:  c/o Venture Law Group
                                             2800 Sand Hill Road
                                             Menlo Park, CA  94025



                                   /s/ Glen R. Van Ligten
                                   ---------------------------------------------
                                   Glen R. Van Ligten

                                   Address:  c/o Venture Law Group
                                             2800 Sand Hill Road
                                             Menlo Park, CA  94025


                            SIGNATURE PAGE TO eTOYS INC.
                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   FOUNDERS:


                                   /s/ Edward C. Lenk
                                   ------------------------------------------
                                   Edward C. Lenk

                                   Address:  1640 Fifth Street, Suite 124
                                             Santa Monica, CA  90401
                                   Fax:      (310) 576-7784


                                   /s/ Frank C. Han
                                   ------------------------------------------
                                   Frank C. Han

                                   Address:  1640 Fifth Street, Suite 124
                                             Santa Monica, CA  90401
                                   Fax:      (310) 576-7784

                            SIGNATURE PAGE TO eTOYS INC.
                  AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                     EXHIBIT A

                                  PRIOR INVESTORS



DynaFund International LP
DynaFund LP
Intel Corporation
idealab! Capital Partners I-A, LP

                                     EXHIBIT B

                                   NEW INVESTORS



Highland Capital Partners III Limited Partnership
Highland Entrepreneurs' Fund III Limited Partnership idealab! Capital Partners I-A, LP idealab! Capital Partners I-B, LP
Bessemer Venture Partners IV L.P.
Bessemer Venture Investors L.P.
Bessec Ventures IV L.P.
DynaFund International LP
DynaFund LP
Moore Global Investments, Ltd.
Remington Investment Strategies, L.P.
Multi Strategies Fund, L.P.
Multi-Strategies Fund Ltd.
Sequoia Capital VIII
Sequoia International Technology Partners
Sequoia International Technology Partners Q
CMS
Sequoia 1997